SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549
                           ---------------------


                                    FORM 8
                                    ------

                      Amendment to Application or Report
                 filed Pursuant to Section 12, 13 or 15(d) of
                     the Securities Exchange Act of 1934

                               First Cash, Inc.
                               ----------------
              (Exact name of registrant as specified in charter)

                                Amendment No. 1
                                ---------------

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report filed June 24, 1998 on Form 8-K as set forth in the pages attached hereto:

             Current Report on Form 8-K is refiled in its entirety.
             ------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 22, 1998                 FIRST CASH, INC.
                                           ----------------
                                           (Registrant)


                                           Rick L. Wessel
                                           ----------------------
                                           Rick L. Wessel
                                           Chief Accounting Officer

















                               FIRST CASH, INC.
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K
                                  --------

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  June 4, 1998


                              First Cash, Inc.
                              ----------------
           (Exact name of registrant as specified in its charter)


                                 Delaware
                                 --------
              (State or other jurisdiction of incorporation)


                 0-19133                           75-2237318
                 -------                           ----------
        (Commission File Number)         (IRS Employer Identification No.)



              690 East Lamar, Suite 400, Arlington, Texas 76011
              -------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (817)460-3947
                                -------------
            (Registrant's telephone number, including area code)



Item 1   Changes in Control of Registrant
-----------------------------------------

         Inapplicable

Item 2   Acquisition or Disposition of Assets
---------------------------------------------

On June 4, 1998, First Cash, Inc. acquired 100% of the capital stock of Miraglia, Inc., located in Concord, California. Miraglia, Inc. owns eleven check cashing stores, which do business under the name Cash & Go, in California and Washington. Miraglia, Inc. also provides proprietary software and operating systems for check cashing stores, under the name Answers, etc. Miraglia, Inc. is a non-affiliate of First Cash, Inc. The consideration for the capital stock of Miraglia, Inc. consisted of 850,000 shares of First Cash, Inc. common stock, $6.3 million cash, and a five year, $6.0 million note bearing interest at 7% with quarterly principal and interest payments. The cash used in this acquisition represented proceeds from an existing line of credit.

Item 3   Bankruptcy or Receivership
-----------------------------------

         Inapplicable

Item 4   Changes in Registrant's Certifying Accountant
------------------------------------------------------

         Inapplicable

Item 5   Other Events
---------------------

         Inapplicable

Item 6   Resignation of Registrant's Directors
----------------------------------------------

         Inapplicable

Item 7   Financial Statements and Exhibits
------------------------------------------

         (a)  Financial statements of business acquired
              -----------------------------------------

              Audited Financial Statements of the material acquisition included herein as Exhibit (1) as required by Regulation S-X, Rule 3-05(b).

         (b)  Pro forma financial information
              -------------------------------

              Unaudited pro forma financial information related to the acquisition listed in Exhibit (1), as required by Regulation S-X,
              Article 11, are included on pages 5 to 7 of this Form 8-K.

         (c)  Exhibits
              --------

             (1) Audited Financial Statements of Miraglia, Inc. for the ten months ended May 31, 1998.

Item 8   Change in Fiscal Year
------------------------------

         Inapplicable






                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  September 22, 1998                FIRST CASH, INC.
                                          -------------------
                                          (Registrant)


                                          Rick L. Wessel
                                          -------------------
                                          Rick L. Wessel
                                          Chief Accounting Officer








































                               FIRST CASH, INC.
                         CONSOLIDATED BALANCE SHEET
                               JULY 31, 1998(a)
                               (in thousands)


                                                            July 31,
                                                              1998
                        ASSETS                                ----
Cash and cash equivalents..............................     $  1,582
Service charges receivable.............................        2,436
Loans..................................................       17,054
Inventories............................................       13,254
Income taxes receivable................................        1,517
Prepaid expenses and other current assets..............        1,268
                                                            --------
     Total current assets..............................       37,111
Property and equipment, net............................        7,890
Intangible assets, net.................................       45,873
Other..................................................          300
                                                            --------
                                                            $ 91,174
                                                            ========

        LIABILITIES AND STOCKHOLDERS' EQUITY
Current portion of long-term debt and notes payable....     $  1,587
Accounts payable and accrued expenses..................        3,283
Income taxes payable...................................          317
                                                            --------
     Total current liabilities.........................        5,187
Revolving credit facility..............................       25,450
Long-term debt and notes payable, net of
 current portion.......................................        6,367
Deferred income taxes..................................        2,653
                                                            --------
                                                              39,657
                                                            --------
Stockholders' equity:
     Preferred stock; $.01 par value; 10,000,000 shares
       authorized; no shares issued or outstanding......           -
     Common stock; $.01 par value; 20,000,000 shares
       authorized; 8,334,305 shares issued; 7,863,346
       shares outstanding...............................          83
     Additional paid-in capital.........................      42,412
     Retained earnings..................................      11,287
     Common shares held in treasury, at cost,
       470,959 shares...................................      (2,265)
                                                            --------
                                                              51,517
                                                            --------
                                                            $ 91,174
                                                            ========


                               FIRST CASH, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE YEAR ENDED JULY 31, 1998 (a)
                  (in thousands, except per share amounts)
                                 (unaudited)

                                                                  Pro Forma
                                           First               ---------------
                                           Cash,   Miraglia,   Adjus-
                                           Inc.      Inc.       ment     Total
                                           -----   ---------   ------    -----
Revenues:
     Merchandise sales................   $ 37,998   $  1,903            $ 39,901
     Service charges..................     20,332      2,527              22,859
     Check cashing fees...............        255        928               1,183
     Other............................        419        522                 941
                                         --------   --------            --------
                                           59,004      5,880              64,884
                                         --------   --------            --------
Cost of goods sold and expenses:
     Cost of goods sold...............     25,463      1,129              26,592
     Operating expenses...............     19,608      3,775              23,383
     Interest expense.................      2,031         49   $ 715 (b)   2,795
     Depreciation.....................        922        125       -       1,047
     Amortization.....................        783         22     410 (c)   1,215
     Administrative expenses..........      4,134        138    (175)(d)   4,097
                                         --------   --------   -----    --------
                                           52,941      5,238     950      59,129
                                         --------   --------   -----    --------
Income before income taxes............      6,063        642    (950)      5,755
Provision for income taxes............      2,265          -    (115)(e)   2,150
                                         --------   --------   -----    --------
Net income............................   $  3,798   $    642   $(835)   $  3,605
                                         ========   ========   =====    ========

Basic earnings per share..............   $    .74                       $    .62

Diluted earnings per share............   $    .59                       $    .51


(a)  The consolidated balance sheet as of July 31, 1998 represents the actual balances for First Cash, Inc., which includes all July 31, 1998 balance sheet accounts relating to the purchase of Miraglia, Inc.  The pro forma consolidated statement of income includes the combination of the First Cash, Inc. historical statement of income for the year ending July 31, 1998 (which includes income from operations of Miraglia, Inc. from June 4, 1998, the date of acquisition, through July 31, 1998) and the historical statement of income of Miraglia, Inc.
for the ten months ended May 31, 1998, which represents the results of operations of Miraglia, Inc. from August 1, 1997 to the date of acquisition.
The acquisition has been accounted for under the purchase method of accounting.
Accordingly, the 	results of operations of Miraglia, Inc. subsequent to the date of acquisition has been included in the results of operations of First Cash,
Inc.

The pro forma financial information does not purport to represent what First
Cash, Inc.'s results of operations would have been had the acquisition occurred
as of August 1, 	1997, or to project First Cash, Inc.'s results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes hereto.


(b) The acquisition pro forma adjustment to interest expense reflects the additional amounts that would have been incurred in connection with the acquisition, if the acquisition had occurred on August 1, 1997.

(c) The acquisition pro forma adjustment to amortization expense relates to the additional amortization of goodwill resulting from the acquisition, as if such acquisition was completed as of August 1, 1997.

(d) The acquisition pro forma adjustment to administrative expenses reflects a reduction to the historical amounts paid for employee compensation by Miraglia, Inc., and related payroll taxes, related to consolidating certain employment positions between First Cash, Inc. and Miraglia, Inc.

(e) The acquisition pro forma adjustments to the provision for income taxes represent those amounts needed to reflect what First Cash, Inc.'s effective tax rate would have been if the acquisition occurred as of August 1, 1997.